SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              March 3, 1999


                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     0-19278                   13-3357370
(State or other jurisdiction   (Commission file Number)            (IRS
      of incorporation)                                      Identification No.)



       51 James Way, Eatontown, New Jersey                        07724
    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code        (732) 542-2800




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                              Item 5. Other Events


Osteotech, Inc. has been able to confirm that it has been named as a defendant in a lawsuit filed in United States District Court, Northern District of Florida by University of Florida Tissue Bank, Inc., Regeneration Technologies Inc. and Sofamor Danek Group Inc. The lawsuit alleges that Osteotech's bone dowel infringes U.S. Patent No. 5814084. Based upon reviews that had been previously conducted by its outside patent counsel, Osteotech believes that its bone dowel does not infringe any claim of this patent. Osteotech intends to vigorously defend this lawsuit.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 8, 1999

                                                   OSTEOTECH, INC.
                                                    (Registrant)


                                         By:  /s/ Michael J. Jeffries
                                              ----------------------------------
                                              MICHAEL J. JEFFRIES
                                              Executive Vice President,
                                              Chief Operating Officer,
                                              Chief Financial Officer
                                              and Secretary
                                              (Principal Financial Officer
                                               and Principal Accounting Officer)